EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)
	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues
Discount revenue	$8,580	$8,408	$8,481	$7,947	$8,183	5	$33,416	$30,739	9
Net card fees	1,907	1,846	1,789	1,713	1,625	17	7,255	6,070	20
Service fees and other revenue	1,294	1,261	1,232	1,218	1,181	10	5,005	4,521	11
Processed revenue	414	424	447	420	429	(3)	1,705	1,637	4
Total non-interest revenues	12,195	11,939	11,949	11,298	11,418	7	47,381	42,967	10
Interest income
Interest on loans	4,910	4,635	4,213	3,939	3,623	36	17,697	11,967	48
Interest and dividends on investment securities	31	33	34	30	34	(9)	128	96	33
Deposits with banks and other	611	572	528	447	308	98	2,158	595	#
Total interest income	5,552	5,240	4,775	4,416	3,965	40	19,983	12,658	58
Interest expense
Deposits	1,385	1,290	1,196	994	778	78	4,865	1,527	#
Long-term debt and other	563	508	474	439	429	31	1,984	1,236	61
Total interest expense	1,948	1,798	1,670	1,433	1,207	61	6,849	2,763	#
Net interest income	3,604	3,442	3,105	2,983	2,758	31	13,134	9,895	33
Total revenues net of interest expense	15,799	15,381	15,054	14,281	14,176	11	60,515	52,862	14
Provisions for credit losses
Card Member receivables	222	206	230	222	244	(9)	880	627	40
Card Member loans	1,148	982	923	786	757	52	3,839	1,514	#
Other	67	45	45	47	26	#	204	41	#
Total provisions for credit losses	1,437	1,233	1,198	1,055	1,027	40	4,923	2,182	#
Total revenues net of interest expense after provisions for credit losses	14,362	14,148	13,856	13,226	13,149	9	55,592	50,680	10

Expenses
Card Member rewards	3,851	3,794	3,956	3,766	3,729	3	15,367	14,002	10
Business development	1,483	1,393	1,388	1,393	1,302	14	5,657	4,943	14
Card Member services	1,063	973	949	983	881	21	3,968	2,959	34
Marketing	1,228	1,236	1,408	1,341	1,274	(4)	5,213	5,458	(4)
Salaries and employee benefits	2,131	2,047	1,875	2,014	2,034	5	8,067	7,252	11
Professional services	645	477	467	440	601	7	2,029	2,074	(2)
Data processing and equipment	764	704	677	660	732	4	2,805	2,606	8
Other, net	685	424	402	462	725	(6)	1,973	1,801	10
Total expenses	11,850	11,048	11,122	11,059	11,278	5	45,079	41,095	10
Pretax income	2,512	3,100	2,734	2,167	1,871	34	10,513	9,585	10
Income tax provision	579	649	560	351	299	94	2,139	2,071	3
Net income	$1,933	$2,451	$2,174	$1,816	$1,572	23	$8,374	$7,514	11
Net income attributable to common shareholders (A)	$1,904	$2,418	$2,142	$1,788	$1,546	23	$8,252	$7,400	12
Effective tax rate	23.0%	20.9%	20.5%	16.2%	16.0%		20.3%	21.6%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.63	$3.30	$2.89	$2.41	$2.08	26	$11.23	$9.86	14
Average common shares outstanding	725	732	740	743	745	(3)	735	751	(2)
Diluted
Net income attributable to common shareholders	$2.62	$3.30	$2.89	$2.40	$2.07	27	$11.21	$9.85	14
Average common shares outstanding	726	733	741	744	746	(3)	736	752	(2)
Cash dividends declared per common share	$0.60	$0.60	$0.60	$0.60	$0.52	15	$2.40	$2.08	15
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change
Assets
Cash & cash equivalents	$47	$44	$43	$41	$34	38
Card Member receivables, less reserves	60	59	58	57	57	5
Card Member loans, less reserves	121	113	110	105	104	16
Investment securities	2	3	4	4	5	(60)
Other (B)	31	32	30	29	28	11
Total assets	$261	$251	$245	$236	$228	14

Liabilities and Shareholders' Equity
Customer deposits	$129	$124	$123	$121	$110	17
Short-term borrowings	1	2	2	2	1	—
Long-term debt	48	46	47	41	43	12
Other (B)	55	52	46	46	49	12
Total liabilities	233	224	218	210	203	15

Shareholders' Equity	28	27	27	26	25	12
Total liabilities and shareholders' equity	$261	$251	$245	$236	$228	14

Return on average equity (C)	31.5%	36.3%	33.0%	28.7%	32.3%
Return on average common equity (C)	33.0%	38.0%	34.6%	30.1%	34.1%
Book value per common share (dollars)	$36.61	$35.32	$34.11	$32.84	$31.12	18

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22
Shares Outstanding (in millions)
Beginning of period	729	736	743	743	747
Repurchase of common shares	(6)	(8)	(7)	(1)	(4)
Net impact of employee benefit plans and others	—	1	—	1	—
End of period	723	729	736	743	743

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.5%	10.7%	10.6%	10.6%	10.3%
Tier 1	11.3%	11.5%	11.4%	11.4%	11.1%
Total	13.1%	13.4%	13.1%	13.1%	12.8%

Common Equity Tier 1	$23.2	$22.5	$21.8	$21.1	$20.0
Tier 1 Capital	$24.8	$24.0	$23.4	$22.7	$21.6
Tier 2 Capital	$4.0	$4.0	$3.4	$3.3	$3.3
Total Capital	$28.8	$28.0	$26.8	$26.0	$24.9
RWA	$219.7	$209.4	$205.3	$198.7	$194.4
Tier 1 Leverage	9.9%	10.0%	9.9%	10.0%	9.9%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$249.6	$240.9	$237.0	$226.1	$218.6

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change	FY'23	FY'22	YOY % change
Network volumes (E)	$434.4	$420.2	$426.6	$398.9	$413.3	5	$1,680.1	$1,552.8	8
Billed business (E)	$379.8	$366.2	$368.1	$345.5	$357.4	6	$1,459.6	$1,338.3	9
Processed volumes (E)	$54.6	$54.0	$58.5	$53.4	$55.9	(2)	$220.5	$214.5	3

Card Member loans	$126.0	$118.0	$114.6	$109.1	$108.0	17	$126.0	$108.0	17

Cards-in-force (millions) (F)	141.2	138.2	137.9	135.7	133.3	6	141.2	133.3	6
Proprietary cards-in-force	80.2	79.6	79.3	78.0	76.7	5	80.2	76.7	5

Basic cards-in-force (millions) (F)	118.7	115.9	116.0	113.7	111.5	6	118.7	111.5	6
Proprietary basic cards-in-force	61.7	61.2	61.0	60.1	59.1	4	61.7	59.1	4

Average proprietary basic Card Member spending (dollars)	$6,179	$6,000	$6,075	$5,792	$6,087	2	$24,059	$23,496	2

Average fee per card (dollars) (G)	$95	$93	$91	$88	$85	12	$92	$82	12

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (H)					Reported	FX-Adjusted (H)
	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	FY'23	FY'23
Network volumes (E)	5%	7%	8%	14%	12%	5%	6%	9%	16%	16%	8%	9%
Billed business (E)	6	8	8	15	13	6	7	8	16	15	9	9
U.S. Consumer Services	7	9	10	16	15	n/a	n/a	n/a	n/a	n/a	10	n/a
Commercial Services	1	1	2	10	11	1	1	2	10	11	3	3
International Card Services	14	18	15	21	14	13	15	17	29	26	17	18
Processed volumes (E)	(2)	(3)	9	8	8	(1)	(1)	13	15	17	3	6

Merchant industry billed business
Goods & Services (G&S) spend (75% of Q4'23 worldwide billed business)	5	6	6	8	7	5	6	6	9	10	6	6
T&E spend (25% of Q4'23 worldwide billed business)	9	13	14	37	34	9	13	14	39	38	19	19
Airline spend (6% of Q4'23 worldwide billed business)	7	13	12	57	62	6	12	12	60	67	23	24

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Billions, except percentages and where indicated)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change	FY'23	FY'22	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (J)	2.2%	2.0%	2.0%	1.7%	1.3%		2.0%	1.0%
Net write-off rate (principal only) (J)(L)	2.0%	1.8%	1.8%	1.6%	1.2%		1.8%	0.9%
30+ days past due as a % of total (L)	1.3%	1.2%	1.2%	1.2%	1.1%		1.3%	1.1%

Card Member loans
Total Card Member loans	$126.0	$118.0	$114.6	$109.1	$108.0	17	$126.0	$108.0	17
Credit loss reserves (millions)
Beginning balance	$4,721	$4,390	$4,053	$3,747	$3,319	42	$3,747	$3,305	13
Provisions - principal, interest and fees	1,148	982	923	786	757	52	3,839	1,514	#
Net write-offs - principal less recoveries	(631)	(525)	(490)	(397)	(277)	#	(2,043)	(837)	#
Net write-offs - interest and fees less recoveries	(133)	(114)	(107)	(89)	(68)	96	(443)	(229)	93
Other (I)	13	(12)	11	6	16	(19)	18	(6)	#
Ending balance	$5,118	$4,721	$4,390	$4,053	$3,747	37	$5,118	$3,747	37
% of loans	4.1%	4.0%	3.8%	3.7%	3.5%		4.1%	3.5%
% of past due	297%	316%	336%	330%	348%		297%	348%
Average loans	$121.8	$116.6	$112.4	$107.7	$103.9	17	$114.8	$95.4	20
Net write-off rate (principal, interest and fees) (J)	2.5%	2.2%	2.1%	1.8%	1.3%		2.2%	1.1%
Net write-off rate (principal only) (J) (L)	2.1%	1.8%	1.7%	1.5%	1.1%		1.8%	0.9%
30+ days past due as a % of total (L)	1.4%	1.3%	1.1%	1.1%	1.0%		1.4%	1.0%

Net interest income divided by average Card Member loans (K)	11.7%	11.7%	11.1%	11.2%	10.5%		11.4%	10.4%
Net interest yield on average Card Member loans (K)	11.7%	11.7%	11.2%	11.3%	10.8%		11.5%	10.6%

Card Member receivables
Total Card Member receivables	$60.4	$58.8	$58.2	$57.5	$57.6	5	$60.4	$57.6	5
Credit loss reserves (millions)
Beginning balance	$174	$210	$223	$229	$159	9	$229	$64	#
Provisions - principal and fees	222	206	230	222	244	(9)	880	627	40
Net write-offs - principal and fees less recoveries	(223)	(241)	(243)	(230)	(178)	25	(937)	(462)	#
Other (I)	1	(1)	—	2	4	(75)	2	—	—
Ending balance	$174	$174	$210	$223	$229	(24)	$174	$229	(24)
% of receivables	0.3%	0.3%	0.4%	0.4%	0.4%		0.3%	0.4%
Net write-off rate (principal and fees) (J)	1.5%	1.7%	1.7%	1.6%	1.3%		1.6%	0.8%
Net write-off rate (principal only) (J)(L)	1.7%	1.9%	1.9%	1.9%	1.4%		1.8%	0.9%
30+ days past due as a % of total (L)	1.1%	1.1%	1.2%	1.4%	1.3%		1.1%	1.3%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Billions, except percentages and where indicated)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change	FY'23	FY'22	YOY % change
Other loans (B)
Total other loans	$7.1	$6.6	$6.3	$5.9	$5.4	31	$7.1	$5.4	31
Credit loss reserves (millions)
Beginning balance	$108	$98	$83	$59	$46	#	$59	$52	13
Provisions	52	39	43	40	23	#	174	29	#
Net write-offs	(34)	(29)	(28)	(16)	(10)	#	(107)	(22)	#
Other (I)	—	—	—	—	—	—	—	—	—
Ending balance	$126	$108	$98	$83	$59	#	$126	$59	#
% of other loans	1.8%	1.6%	1.6%	1.4%	1.1%		1.8%	1.1%

Other receivables (B)
Total other receivables	$3.7	$4.4	$3.1	$3.0	$3.1	19	$3.7	$3.1	19
Credit loss reserves (millions)
Beginning balance	$27	$24	$25	$22	$22	23	$22	$25	(12)
Provisions	15	6	2	7	3	#	30	12	#
Net write-offs	(16)	(3)	(3)	(3)	(2)	#	(25)	(15)	67
Other (I)	1	—	—	(1)	(1)	#	—	—	—
Ending balance	$27	$27	$24	$25	$22	23	$27	$22	23
% of other receivables	0.7%	0.6%	0.8%	0.8%	0.7%		0.7%	0.7%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q4'23
Non-interest revenues	$4,782	$3,266	$2,466	$1,693	$(12)	$12,195
Interest income	3,399	949	574	15	615	5,552
Interest expense	786	407	348	(233)	640	1,948
Total revenues net of interest expense	7,395	3,808	2,692	1,941	(37)	15,799
Total provisions for credit losses	860	368	194	14	1	1,437
Total revenues net of interest expense after provisions for credit losses	6,535	3,440	2,498	1,927	(38)	14,362
Card Member rewards, business development, Card Member services and marketing	3,811	1,855	1,488	457	14	7,625
Salaries and employee benefits and other operating expenses	1,255	919	866	648	537	4,225
Total expenses	5,066	2,774	2,354	1,105	551	11,850
Pretax income (loss)	$1,469	$666	$144	$822	$(589)	$2,512
Q4'22
Non-interest revenues	$4,416	$3,210	$2,197	$1,621	$(26)	$11,418
Interest income	2,577	635	418	10	325	3,965
Interest expense	470	288	209	(127)	367	1,207
Total revenues net of interest expense	6,523	3,557	2,406	1,758	(68)	14,176
Total provisions for credit losses	542	271	210	1	3	1,027
Total revenues net of interest expense after provisions for credit losses	5,981	3,286	2,196	1,757	(71)	13,149
Card Member rewards, business development, Card Member services and marketing	3,517	1,877	1,339	463	(10)	7,186
Salaries and employee benefits and other operating expenses	1,178	862	872	603	577	4,092
Total expenses	4,695	2,739	2,211	1,066	567	11,278
Pretax income (loss)	$1,286	$547	$(15)	$691	$(638)	$1,871
YOY % change
Non-interest revenues	8	2	12	4	54	7
Interest income	32	49	37	50	89	40
Interest expense	67	41	67	(83)	74	61
Total revenues net of interest expense	13	7	12	10	46	11
Total provisions for credit losses	59	36	(8)	#	(67)	40
Total revenues net of interest expense after provisions for credit losses	9	5	14	10	46	9
Card Member rewards, business development, Card Member services and marketing	8	(1)	11	(1)	#	6
Salaries and employee benefits and other operating expenses	7	7	(1)	7	(7)	3
Total expenses	8	1	6	4	(3)	5
Pretax income (loss)	14	22	#	19	8	34

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues	$4,782	$4,680	$4,643	$4,359	$4,416	8	$18,464	$16,440	12
Interest income	3,399	3,228	2,934	2,775	2,577	32	12,336	8,457	46
Interest expense	786	700	647	551	470	67	2,684	983	#
Net interest income	2,613	2,528	2,287	2,224	2,107	24	9,652	7,474	29
Total revenues net of interest expense	7,395	7,208	6,930	6,583	6,523	13	28,116	23,914	18
Total provisions for credit losses	860	752	659	584	542	59	2,855	1,021	#
Total revenues net of interest expense after provisions for credit losses	6,535	6,456	6,271	5,999	5,981	9	25,261	22,893	10
Card Member rewards, business development, Card Member services and marketing	3,811	3,804	3,965	3,813	3,517	8	15,393	13,535	14
Salaries and employee benefits and other operating expenses	1,255	1,068	1,056	1,056	1,178	7	4,435	3,958	12
Total expenses	5,066	4,872	5,021	4,869	4,695	8	19,828	17,493	13
Pretax segment income	$1,469	$1,584	$1,250	$1,130	$1,286	14	$5,433	$5,400	1

(Billions, except percentages and where indicated)
Billed business (E)	$159.7	$153.5	$155.4	$142.3	$148.9	7	$610.8	$553.0	10
Proprietary cards-in-force (millions) (F)	43.8	43.4	43.2	42.4	41.7	5	43.8	41.7	5
Proprietary basic cards-in-force (millions) (F)	30.7	30.4	30.2	29.7	29.2	5	30.7	29.2	5
Average proprietary basic Card Member spending (dollars)	$5,229	$5,062	$5,181	$4,822	$5,116	2	$20,303	$19,514	4

Segment assets	$107.2	$98.2	$94.9	$90.6	$94.4	14	$107.2	$94.4	14

Card Member loans
Total loans	$83.2	$77.7	$75.6	$72.0	$72.7	14	$83.2	$72.7	14
Average loans	$80.3	$77.1	$74.2	$71.6	$69.4	16	$76.0	$63.7	19
Net write-off rate (principal, interest and fees) (J)	2.5%	2.2%	2.1%	1.9%	1.3%		2.2%	1.1%
Net write-off rate (principal only) (J)	2.1%	1.7%	1.7%	1.5%	1.1%		1.7%	0.9%
30+ days past due as a % of total	1.4%	1.3%	1.1%	1.1%	1.0%		1.4%	1.0%

Net interest income divided by average Card Member loans (K)	12.9%	13.0%	12.4%	12.6%	12.0%		12.7%	11.7%
Net interest yield on average Card Member loans (K)	12.7%	12.7%	12.1%	12.3%	11.9%		12.4%	11.6%

Card Member receivables
Total receivables	$14.8	$13.2	$13.7	$13.3	$14.3	3	$14.8	$14.3	3
Net write-off rate (principal and fees) (J)	1.3%	1.3%	1.3%	1.3%	1.0%		1.3%	0.6%
Net write-off rate (principal only) (J)	1.2%	1.2%	1.2%	1.2%	0.9%		1.2%	0.6%
30+ days past due as a % of total	0.8%	0.9%	0.8%	1.0%	0.9%		0.8%	0.9%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)
	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues	$3,266	$3,257	$3,301	$3,107	$3,210	2	$12,931	$12,196	6
Interest income	949	881	792	706	635	49	3,328	2,070	61
Interest expense	407	391	364	321	288	41	1,483	697	#
Net interest income	542	490	428	385	347	56	1,845	1,373	34
Total revenues net of interest expense	3,808	3,747	3,729	3,492	3,557	7	14,776	13,569	9
Total provisions for credit losses	368	323	339	283	271	36	1,313	565	#
Total revenues net of interest expense after provisions for credit losses	3,440	3,424	3,390	3,209	3,286	5	13,463	13,004	4
Card Member rewards, business development, Card Member services and marketing	1,855	1,818	1,895	1,854	1,877	(1)	7,422	7,238	3
Salaries and employee benefits and other operating expenses	919	754	782	725	862	7	3,180	2,886	10
Total expenses	2,774	2,572	2,677	2,579	2,739	1	10,602	10,124	5
Pretax segment income	$666	$852	$713	$630	$547	22	$2,861	$2,880	(1)

(Billions, except percentages and where indicated)
Billed business (E)	$131.3	$129.5	$130.2	$125.0	$130.5	1	$516.0	$499.5	3
Proprietary cards-in-force (millions) (F)	15.4	15.4	15.4	15.2	14.9	3	15.4	14.9	3
Average proprietary basic Card Member spending (dollars)	$8,515	$8,434	$8,490	$8,283	$8,816	(3)	$33,745	$35,202	(4)

Segment assets	$55.4	$56.6	$54.3	$53.8	$51.4	8	$55.4	$51.4	8

Card Member loans
Total loans	$25.8	$25.2	$23.8	$23.1	$21.4	21	$25.8	$21.4	21
Average loans	$25.6	$24.4	$23.5	$22.1	$21.2	21	$23.9	$19.3	24
Net write-off rate (principal, interest and fees) (J)	2.4%	2.0%	1.9%	1.4%	1.1%		2.0%	0.8%
Net write-off rate (principal only) (J)	2.1%	1.8%	1.6%	1.2%	0.9%		1.7%	0.7%
30+ days past due as a % of total	1.4%	1.2%	1.2%	1.1%	0.9%		1.4%	0.9%

Net interest income divided by average Card Member loans (K)	8.4%	8.0%	7.3%	7.1%	6.5%		7.7%	7.1%
Net interest yield on average Card Member loans (K)	10.3%	10.1%	9.6%	9.4%	8.9%		9.9%	8.9%

Card Member receivables
Total receivables	$26.2	$28.3	$27.2	$27.5	$26.9	(3)	$26.2	$26.9	(3)
Net write-off rate (principal and fees) (J)	1.5%	1.5%	1.5%	1.5%	1.1%		1.5%	0.7%
Net write-off rate (principal only) - small business (J)	2.0%	2.1%	2.1%	2.1%	1.5%		2.1%	0.9%
30+ days past due as a % of total - small business	1.5%	1.4%	1.7%	1.8%	1.6%		1.5%	1.6%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.5%	0.5%	0.6%		0.4%	0.6%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues	$2,466	$2,390	$2,349	$2,267	$2,197	12	$9,472	$8,262	15
Interest income	574	538	497	467	418	37	2,076	1,453	43
Interest expense	348	285	261	224	209	67	1,118	654	71
Net interest income	226	253	236	243	209	8	958	799	20
Total revenues net of interest expense	2,692	2,643	2,585	2,510	2,406	12	10,430	9,061	15
Total provisions for credit losses	194	154	198	181	210	(8)	727	584	24
Total revenues net of interest expense after provisions for credit losses	2,498	2,489	2,387	2,329	2,196	14	9,703	8,477	14
Card Member rewards, business development, Card Member services and marketing	1,488	1,376	1,386	1,419	1,339	11	5,669	4,962	14
Salaries and employee benefits and other operating expenses	866	726	748	721	872	(1)	3,061	2,937	4
Total expenses	2,354	2,102	2,134	2,140	2,211	6	8,730	7,899	11
Pretax segment income (loss)	$144	$387	$253	$189	$(15)	#	$973	$578	68

(Billions, except percentages and where indicated)
Billed business (E)	$88.1	$82.7	$81.8	$76.9	$77.1	14	$329.5	$281.6	17
Proprietary cards-in-force (millions) (F)	21.0	20.8	20.7	20.4	20.1	4	21.0	20.1	4
Proprietary basic cards-in-force (millions) (F)	15.6	15.4	15.4	15.2	14.9	5	15.6	14.9	5
Average proprietary basic Card Member spending (dollars)	$5,684	$5,382	$5,360	$5,110	$5,207	9	$21,550	$19,519	10

Segment assets	$42.2	$38.6	$38.2	$36.3	$36.9	14	$42.2	$36.9	14

Card Member loans - consumer and small business
Total loans	$17.0	$15.1	$15.2	$14.0	$13.8	23	$17.0	$13.8	23
Average loans	$15.9	$15.1	$14.7	$13.9	$13.2	20	$15.0	$12.3	22
Net write-off rate (principal, interest and fees) (J)	2.5%	2.6%	2.8%	2.1%	1.7%		2.5%	1.4%
Net write-off rate (principal only) (J)	2.1%	2.1%	2.4%	1.8%	1.4%		2.1%	1.2%
30+ days past due as a % of total	1.3%	1.4%	1.3%	1.4%	1.2%		1.3%	1.2%

Net interest income divided by average Card Member loans (K)	5.6%	6.6%	6.4%	7.0%	6.3%		6.4%	6.5%
Net interest yield on average Card Member loans (K)	9.1%	9.4%	9.0%	9.2%	8.4%		9.2%	8.4%

Card Member receivables
Total receivables	$19.4	$17.3	$17.3	$16.7	$16.4	18	$19.4	$16.4	18
Net write-off rate (principal and fees) (J)	1.8%	2.2%	2.3%	2.1%	1.7%		2.1%	1.3%
Net write-off rate (principal only) - consumer and small business (J)	1.8%	2.4%	2.5%	2.4%	1.9%		2.2%	1.4%
30+ days past due as a % of total - consumer and small business	1.0%	1.1%	1.2%	1.3%	1.3%		1.0%	1.3%
90+ days past billing as a % of total - corporate	0.5%	0.6%	0.5%	0.4%	0.5%		0.5%	0.5%
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues	$1,693	$1,656	$1,675	$1,596	$1,621	4	$6,620	$6,123	8
Interest income	15	14	14	14	10	50	57	23	#
Interest expense	(233)	(181)	(174)	(131)	(127)	(83)	(719)	(329)	#
Net interest income	248	195	188	145	137	81	776	352	#
Total revenues net of interest expense	1,941	1,851	1,863	1,741	1,758	10	7,396	6,475	14
Total provisions for credit losses	14	6	1	6	1	#	27	7	#
Total revenues net of interest expense after provisions for credit losses	1,927	1,845	1,862	1,735	1,757	10	7,369	6,468	14
Business development, Card Member services and marketing	457	390	420	388	463	(1)	1,655	1,611	3
Salaries and employee benefits and other operating expenses	648	469	479	462	603	7	2,058	1,903	8
Total expenses	1,105	859	899	850	1,066	4	3,713	3,514	6
Pretax segment income	$822	$986	$963	$885	$691	19	$3,656	$2,954	24

(Billions)
Total network volumes (E)	$434.4	$420.2	$426.6	$398.9	$413.3	5	$1,680.1	$1,552.8	8

Segment assets	$23.7	$20.8	$17.0	$17.1	$20.0	19	$23.7	$20.0	19

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22
ROE
Annualized Net income	$8,374	$9,804	$8,696	$7,264	$7,514
Average shareholders' equity	$26,557	$27,013	$26,347	$25,352	$23,289
Return on average equity (C)	31.5%	36.3%	33.0%	28.7%	32.3%

Reconciliation of ROCE
Annualized Net income	$8,374	$9,804	$8,696	$7,264	$7,514
Preferred share dividends and equity related adjustments	58	58	58	57	57
Earnings allocated to participating share awards and other	64	75	69	55	57
Net income attributable to common shareholders	$8,252	$9,671	$8,569	$7,152	$7,400

Average shareholders' equity	$26,557	$27,013	$26,347	$25,352	$23,289
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$24,973	$25,429	$24,763	$23,768	$21,705
Return on average common equity (C)	33.0%	38.0%	34.6%	30.1%	34.1%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22	FY'23	FY'22
Consolidated
Net interest income	$3,604	$3,442	$3,105	$2,983	$2,758	$13,134	$9,895
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	821	770	728	624	525	2,943	1,268
Interest income not attributable to our Card Member loan portfolio (N)	(824)	(767)	(703)	(602)	(451)	(2,896)	(1,023)
Adjusted net interest income (K)	$3,601	$3,445	$3,130	$3,005	$2,832	$13,181	$10,140
Average Card Member loans (billions)	$121.8	$116.6	$112.4	$107.7	$103.9	$114.8	$95.4
Net interest income divided by average Card Member loans (K)	11.7%	11.7%	11.1%	11.2%	10.5%	11.4%	10.4%
Net interest yield on average Card Member loans (K)	11.7%	11.7%	11.2%	11.3%	10.8%	11.5%	10.6%

U.S. Consumer Services
Net interest income	$2,613	$2,528	$2,287	$2,224	$2,107	$9,652	$7,474
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	71	41	44	36	45	192	139
Interest income not attributable to our Card Member loan portfolio (N)	(112)	(101)	(91)	(82)	(73)	(386)	(228)
Adjusted net interest income (K)	$2,572	$2,468	$2,240	$2,178	$2,079	$9,458	$7,385
Average Card Member loans (billions)	$80.3	$77.1	$74.2	$71.6	$69.4	$76.0	$63.7
Net interest income divided by average Card Member loans (K)	12.9%	13.0%	12.4%	12.6%	12.0%	12.7%	11.7%
Net interest yield on average Card Member loans (K)	12.7%	12.7%	12.1%	12.3%	11.9%	12.4%	11.6%

Commercial Services
Net interest income	$542	$490	$428	$385	$347	$1,845	$1,373
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	186	185	178	162	158	711	430
Interest income not attributable to our Card Member loan portfolio (N)	(65)	(55)	(46)	(38)	(32)	(204)	(89)
Adjusted net interest income (K)	$663	$620	$560	$509	$473	$2,352	$1,714
Average Card Member loans (billions)	$25.6	$24.4	$23.5	$22.1	$21.2	$23.9	$19.3
Net interest income divided by average Card Member loans (K)	8.4%	8.0%	7.3%	7.1%	6.5%	7.7%	7.1%
Net interest yield on average Card Member loans (K)	10.3%	10.1%	9.6%	9.4%	8.9%	9.9%	8.9%

International Card Services
Net interest income	$226	$253	$236	$243	$209	$958	$799
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	156	121	110	88	82	475	270
Interest income not attributable to our Card Member loan portfolio (N)	(16)	(17)	(16)	(13)	(11)	(62)	(28)
Adjusted net interest income (K)	$366	$357	$330	$318	$280	$1,371	$1,041
Average Card Member loans (billions)	$15.9	$15.1	$14.7	$14.0	$13.3	$15.0	$12.4
Net interest income divided by average Card Member loans (K)	5.6%	6.6%	6.4%	7.0%	6.3%	6.4%	6.5%
Net interest yield on average Card Member loans (K)	9.1%	9.4%	9.0%	9.2%	8.4%	9.2%	8.4%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $14 million, $19 million, $17 million, $14 million and $12 million in Q4'23, Q3'23, Q2'23, Q1'23 and Q4'22, respectively; and (ii) dividends on preferred shares of $15 million, $14 million, $15 million, $14 million and $14 million in Q4'23, Q3'23, Q2'23, Q1'23 and Q4'22, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent our total volumes. Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(H)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(I)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(J)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(K)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(L)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(M)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(N)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.